Exhibit 99.1
November 2023 INVESTOR PRESENTATION

2 SEVEN HILLS REALTY TRUST This presentation contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever Seven Hills Realty Trust, or SEVN, uses words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “would”, “should”, “may” and negatives or derivatives of these or similar expressions, SEVN is making forward-looking statements. These forward-looking statements are based upon SEVN’s present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by SEVN’s forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond SEVN’s control. The information contained in SEVN's filings with the Securities and Exchange Commission, or the SEC, including under the heading “Risk Factors” in SEVN’s Annual Report on Form 10-K for the year ended December 31, 2022, and its other periodic reports, or incorporated therein, identifies other important factors that could cause SEVN’s actual results to differ materially from those stated in or implied by SEVN’s forward-looking statements. SEVN’s filings with the SEC are available on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. SEVN assumes no obligation to update or supplement forward‐looking statements that become untrue because of subsequent events or circumstances, except as required by law. SEVN's manager, Tremont Realty Capital, or Tremont, is registered with the SEC as an investment adviser. Tremont is owned by The RMR Group (Nasdaq: RMR). Notes Regarding Certain Information in this Presentation This presentation contains industry and statistical data that SEVN obtained from various second party sources. Nothing in the data used or derived from second party sources should be construed as investment advice. Some data and other information presented are also based on SEVN’s good faith estimates and beliefs derived from its review of internal surveys and independent sources and its experience. SEVN believes that these external sources, estimates and beliefs are reliable and reasonable, but it has not independently verified them. Although SEVN is not aware of any misstatements regarding the data presented herein, these estimates and beliefs involve inherent risks and uncertainties and are based on assumptions that are subject to change. Unless otherwise noted, all data presented are as of or for the three months ended September 30, 2023. Non-GAAP Financial Measures This presentation contains non-GAAP financial measures including Distributable Earnings, Distributable Earnings per common share, Adjusted Distributable Earnings and Adjusted Distributable Earnings per common share. Please refer to Non-GAAP Financial Measures and Certain Definitions in the Appendix for terms used throughout this presentation. WARNING REGARDING FORWARD-LOOKING STATEMENTS

3 SEVEN HILLS REALTY TRUST BUSINESS AT A GLANCE Seven Hills Realty Trust is a real estate investment trust that originates and invests in floating rate first mortgage loans secured by middle market and transitional commercial real estate, or CRE. 3 1.8x Debt to Equity Ratio 12% Manager Ownership in SEVN $695M Total Debt Capacity 67% Weighted Average LTV 9.7% Weighted Average All In Yield $720M Total Loan Commitments 26 Floating-Rate First Mortgage Loans SEVN Nasdaq Listed

SEVEN HILLS REALTY TRUST

COMPELLING INVESTMENT OPPORTUNITY

Senior secured, diversified loan portfolio managed by an established CRE lender with an impressive track record and supported by a nationwide real estate platform.

High Quality Portfolio	• 100% invested in floating rate first mortgage loans. • Diversified across geographies, sponsors and property types. • Emphasis on strong credit, visible cash flow and moderate LTV.
Strong Return Profile	• Total shareholder returns have significantly outperformed the FTSE Nareit / Mortgage Commercial Financing Index since the beginning of 2022. • Well covered dividend with opportunity to enhance valuation as Distributable Earnings grow.
Attractive Market Opportunity	• Positioned favorably to capitalize on liquidity concerns in the banking sector and slowdown in the CLO/securitized market. • Growing loan origination pipeline with ample liquidity to take advantage of enhanced returns.
Managed by Tremont Realty Capital	• Proven investment professionals averaging over 20 years experience in real estate lending with deep relationships across the CRE space. • Differentiated client-focused mortgage origination process. • Strong shareholder alignment with ~12% ownership of SEVN equity.
Integrated with RMR Real Estate Platform	• Approximately $36 billion in assets under management with over 600 real estate professionals in more than 30 offices across the U.S. • RMR's expertise in owning and managing real estate provides real time insight into local market conditions and property sector performance.

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5 SEVEN HILLS REALTY TRUST LOAN PORTFOLIO OVERVIEW Portfolio Statistics Number of Loans 26 Average Loan Commitment $28M Total Loan Commitments $720M Principal Balance $675M Weighted Average Coupon Rate 9.2% Weighted Average All In Yield 9.7% Weighted Average LTV 67% Weighted Average Floor 1.1% Weighted Average Maximum Maturity 2.8 years Weighted Average Risk Rating 2.9 Property Type1 Geographic Diversity1 Loan to Value1 Risk Rating Distribution1 Office 34% Multifamily 33% Retail 17% Industrial 14% Midwest 34% South 30% West 23% East 13% 5 Well diversified portfolio of 100% floating rate loans with strong credit metrics. 17% 13% 28% 31% 11% 30%-60% 61%-65% 66%-70% 71%-75% 76%-80% 22% 62% 16% 1. Based on principal balance of loans held for investment as of September 30, 2023. 2. Office represented 29% of principal balance as of October 31, 2023. Lower Risk (1) Average Risk (2) Acceptable Risk (3) Higher Risk (4) Impaired/ Loss Likely (5) ---% ---% Hotel 2% 2

6 SEVEN HILLS REALTY TRUST REDUCING OFFICE EXPOSURE In October 2023, SEVN’s office exposure declined to 29%, consisting of 7 loans with a weighted average risk rating of 3.1. 1. Based on principal balance of loans held for investment as of period end. Office 40% Office 36% Office 34% Office 29% Multifamily 31% Multifamily 35% Multifamily 33% Multifamily 32% Retail 18% Retail 18% Retail 17% Retail 17% Industrial 11% Industrial 11% Industrial 14% Industrial 19% Hotel, 2% Hotel, 3% Q1 2023 Q2 2023 Q3 2023 Oct-23 Portfolio Composition(1) 28% Decrease in Office exposure since Q1 2023 Office Loan Count 10 9 9 7

7 SEVEN HILLS REALTY TRUST $15 million - $100 million 84% >$100 million 16% ATTRACTIVE MARKET OPPORTUNITY Demand for CRE debt capital in the underserved middle market is expected to remain strong as alternative lenders like SEVN increase their presence in the marketplace. • ~84% of CRE asset sales transactions occur between $15 million and $100 million. • Demand for alternative sources of CRE debt capital has remained strong and competitive conditions remain favorable due to a slowdown in the securitized lending market market and curtailed lending in the banking sector. • Focus on underserved middle market presents opportunity to generate attractive risk adjusted returns. Alternative Lender Market Share2 CRE Asset Sales Transactions > $15 Million1 2017 – 2023 1. Source: Real Capital Analytics; data obtained September 2023. Includes all properties sold in transactions greater than $15 million from 2017 to Q2 2023 in the following property types: Office, Industrial, Retail, Hotel, Apartment and Senior Housing & Care. 2. Source: Real Capital Analytics as of September 2023. 7% 10% 10% 8% 13% 13% 10% 2017 2018 2019 2020 2021 2022 2023 Middle Market Upper Market

SEVEN HILLS REALTY TRUST

MANAGED BY TREMONT REALTY CAPITAL

Impressive track record with deep experience originating and actively managing middle market and transitional CRE loans.

Established Manager

- ~$6 billion of loan originations completed since inception in 2000.
- Seasoned underwriting, asset management and origination resources support continued growth.
- Team of professionals with an average of over 20 years experience in the CRE finance sector.
- Fully integrated platform provides a competitive advantage versus outsourced models.
- Strong shareholder alignment with ~12% equity ownership of SEVN.

Fully Integrated Platform

Origination	Underwriting
Diligence	Asset Management
Reporting	Investor Relations
Compliance	Marketing

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9 SEVEN HILLS REALTY TRUST RIGOROUS SCREENING PROCESS Term Sheets Issued 42 Loans $1.5 billion 7 Loans $181 million 4 Loans $107 million Tremont employs a rigorous investment screening process with a multidisciplinary review to select the most compelling loan opportunities. • Screened over $1 billion per month in total loans with an average size of ~$36 million. • Converted 10% of term sheets issued into closed loans. • Closed approximately 1% of loans screened. • Closed one loan for $25.3 million subsequent to quarter end. 412 Loans $15 billion Loans Screened Applications Closed 9 Production Statistics September 2023 Trailing Twelve Months

10 SEVEN HILLS REALTY TRUST STABLE PORTFOLIO SEVN anticipates loan production to grow during 2024 driven by improving market sentiment and favorable competitive conditions for alternative lenders. $705.5 $678.6 $628.7 $634.9 $675.2 $57.7 $49.0 $45.8 $42.9 $45.2 $763.1 $727.6 $674.5 $677.8 $720.4 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Total Loan Commitments by Quarter (Dollars in millions) Total Commitments Unfunded Commitments Principal Balance Loan Count 28 27 25 24 26

11 SEVEN HILLS REALTY TRUST Loan Atlanta & Fayetteville, GA Scottsdale, AZ Fountain Inn, SC Type First Mortgage Loan First Mortgage Loan First Mortgage Loan Size $25.3 million $17.3 million $27.5 million Term Three-year initial term; Two 12-month extension option Three-year initial term; Two 12-month extension option Two-year initial term; One 12-month extension option LTV 55% 57% 76% Collateral Self Storage Hotel Industrial Loan Purpose Refinance Recapitalization Acquisition Investment Date October 2023 September 2023 July 2023 REPRESENTATIVE LOAN ORIGINATIONS

12 SEVEN HILLS REALTY TRUST THIRD QUARTER PERFORMANCE • Generated Adjusted Distributable Earnings of $0.36 per share, more than fully covering quarterly dividend. • Closed two loans during the quarter and one subsequent to quarter end for total commitments of $70.1 million dollars. • Ended the quarter with $280.5 million of liquidity, including $60.4 million of cash on hand. • Received $62.3 million of loan repayments in October, including $44.4 million on two office loans. • Reduced office exposure to 29% of total principal balance as of October 2023. Strong earnings results supported by a diversified floating rate portfolio and rising interest rates. Adjusted Distributable Earnings per Common Share Q3 2023 Highlights $0.27 $0.37 $0.39 $0.36 $0.36 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Dividend Coverage 108% 106% 111% 103% 103% SEVEN HILLS REALTY TRUST

13 SEVEN HILLS REALTY TRUST Dividends per Common Share FOCUSED ON CREATING VALUE Distributable Earnings growth has resulted in meaningful dividend increases and significant outperformance relative to the industry benchmark. 1. Paid fourth quarter dividend of $0.15 per common share in September 2021 in anticipation of the Merger closing. 2. Source: FactSet. Benchmark refers to FTSE Nareit Mortgage / Commercial Financing Index. Total Shareholder Return2 Q1 2022 – Q3 2023 27% -22% SEVN Benchmark SEVN Outperformed Benchmark by 49% $0.15 $0.25 $0.25 $0.25 $0.25 $0.35 $0.35 $0.35 $0.35 Sep 2021 Feb 2022 May 2022 Aug 2022 Nov 2022 Feb 2023 May 2023 Aug 2023 Nov 2023 1 13 SEVEN HILLS REALTY TRUST

14 SEVEN HILLS REALTY TRUST THIRD QUARTER CAPITALIZATION $137 $142 $101 $96 $78 $63 $49 $29 $215 $205 $150 $125 Citibank UBS BMO Wells Fargo Advanced Unused Capacity Secured Financing Facilities (Dollars in millions) Strong relationships with Secured Financing Providers continue to support SEVN’s capacity to invest in accretive loan opportunities. Highlights • Secured Financing Facilities provide total borrowing capacity of nearly $700 million. • Ended the quarter with $220 million of unused borrowing capacity. • Maintained modest leverage with debt to equity ratio of 1.8x. • In July, extended UBS Master Repurchase Facility maturity date to February 2025. 14 SEVEN HILLS REALTY TRUST

15 SEVEN HILLS REALTY TRUST INTEREST RATE SENSITIVITY Annualized Impact to Net Interest Income per Share1 As of September 30, 2023 Increases in interest rates benefit SEVN's 100% floating rate loan portfolio, while floors in SEVN's loan portfolio help to protect it from interest rate declines. 1. The above table illustrates the incremental impact on our annual income from investments, net, from hypothetical immediate changes in SOFR, taking into consideration our borrowers’ interest rate floors as of September 30, 2023. The results in the table above are based on our loan portfolio and debt outstanding as of September 30, 2023. Any changes to the mix of our investments or debt outstanding could impact the interest rate sensitivity analysis. This illustration is not meant to forecast future results. 15 ($0.12) ($0.10) ($0.08) ($0.05) ($0.03) $0.00 $0.03 $0.07 $0.10 $0.14 $0.17 ($0.15) ($0.10) ($0.05) $0.00 $0.05 $0.10 $0.15 $0.20 -125 bps -100 bps -75 bps -50 bps -25 bps 0 bps +25 bps +50 bps +75 bps +100 bps +125 bps Interest Rate Changes

16 SEVEN HILLS REALTY TRUST RMR’s Operations Include: National Multi-Sector Investment Platform INDUSTRIAL GOVERNMENT MEDICAL LIFE SCIENCE OFFICE SENIOR LIVING HOTELS RETAIL RMR Managed Companies Over 20,000 Employees Over 2,000 Properties More than $5 Billion in Annual Revenues Approximately $36 Billion in AUM Over 600 CRE Professionals More than 30 Offices Throughout the U.S. Financial Services Real Estate Services Business Services Accounting Acquisitions/ Dispositions Administration Capital Markets Asset Management Human Resources Compliance/Audit Construction/ Development Information Technology Finance/Planning Engineering Investor Relations Treasury Leasing Marketing Tax Property Management Legal/ Risk Management VERITCALLY INTEGRATED NATIONAL REAL ESTATE INVESTING PLATFORM The RMR Group 16

SEVEN HILLS REALTY TRUST APPENDIX Student Housing Refinancing Auburn, AL

18 SEVEN HILLS REALTY TRUST TARGET INVESTMENTS Selective origination strategy focused on providing borrowers flexible capital solutions for middle market CRE properties nationwide. Loan Size Principal balances typically $15 million to $75 million. Collateral First lien mortgages on middle market transitional assets. Property Type Multifamily, Industrial, Hospitality, Retail, Office and other commercial property types. Geography Primary and secondary markets nationwide. Loan to Value Stabilized LTV ratios generally 75% or less. Interest Rates SOFR plus market competitive margin. Term 2 - 5 years including extension options. Amortization Interest only. Recourse Non-recourse to sponsors. 18

19 SEVEN HILLS REALTY TRUST KEY UNDERWRITING CRITERIA Primary investment objective of balancing capital preservation with the generation of attractive risk adjusted returns. SPONSORSHIP Meaningful “skin” in the game History of performance High character Well capitalized COLLATERAL First mortgage secured by cash flowing properties Properties in liquid markets with institutional investor base Quality properties in strong locations LTV supported by third party appraisal BUSINESS PLAN Fully capitalized at closing Achievable over 3 to 5-year horizon Actionable plans not reliant on market rent growth or cap rate compression EXIT STRATEGY Evaluate both a primary and secondary source of repayment Refinance exit achievable based on current CMBS sizing and pricing standards Loan basis vis-à-vis downside scenario and path to repayment 19

SEVEN HILLS REALTY TRUST

LOAN INVESTMENT DETAILS

(Dollars in thousands)

First mortgage loans as of September 30, 2023:

#	Location	Property Type	Origination Date	Committed Principal Amount	Principal Balance	Coupon Rate	All in Yield	Maturity Date	Maximum Maturity Date	LTV	Risk Rating
1	Olmsted Falls, OH	Multifamily	01/28/2021	$ 54,575	$ 46,084	S + 4.00%	S + 4.64%	01/28/2024	01/28/2026	63%	3
2	Dallas, TX	Office	08/25/2021	50,000	43,450	S + 3.25%	S + 3.61%	08/25/2024	08/25/2026	72%	4
3	Passaic, NJ	Industrial	09/08/2022	47,000	38,566	S + 3.85%	S + 4.22%	09/08/2025	09/08/2027	69%	3
4	Brandywine, MD	Retail	03/29/2022	42,500	42,200	S + 3.85%	S + 4.25%	03/29/2025	03/29/2027	62%	2
5	West Bloomfield, MI	Retail	12/16/2021	42,500	37,800	S + 3.85%	S + 4.66%	12/16/2023	12/16/2024	59%	3
6	Auburn, AL	Multifamily	05/11/2023	37,500	37,500	S + 3.25%	S + 3.96%	11/11/2025	11/11/2026	67%	3
7	Starkville, MS	Multifamily	03/22/2022	37,250	36,919	S + 4.00%	S + 4.32%	03/22/2025	03/22/2027	70%	4
8	Farmington Hills, MI	Multifamily	05/24/2022	31,520	29,063	S + 3.15%	S + 3.50%	05/24/2025	05/24/2027	75%	3
9	Downers Grove, IL	Office	09/25/2020	30,000	29,500	S + 4.25%	S + 4.69%	11/25/2023	11/25/2024	67%	2
10	Las Vegas, NV	Multifamily	06/10/2022	28,950	25,015	S + 3.30%	S + 4.03%	06/10/2025	06/10/2027	60%	3
11	Fountain Inn, SC	Industrial	07/13/2023	27,500	24,300	S + 4.25%	S + 4.78%	07/13/2025	07/13/2026	76%	3
12	Plano, TX	Office	07/01/2021	27,385	26,463	S + 4.75%	S + 5.16%	07/01/2024	07/01/2026	78%	3
13	Carlsbad, CA	Office	10/27/2021	24,750	24,417	S + 3.25%	S + 3.58%	10/27/2024	10/27/2026	78%	4
14	Fontana, CA	Industrial	11/18/2022	24,355	22,000	S + 3.75%	S + 4.28%	11/18/2024	11/18/2026	72%	3

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SEVEN HILLS REALTY TRUST

LOAN INVESTMENT DETAILS (Continued)

(Dollars in thousands)

First mortgage loans as of September 30, 2023:

#	Location	Property Type	Origination Date	Committed Principal Amount	Principal Balance	Coupon Rate	All in Yield	Maturity Date	Maximum Maturity Date	LTV	Risk Rating
15	St. Louis, MO [1]	Office	12/19/2018	23,866	23,866	S + 3.25%	S + 3.74%	12/19/2023	12/19/2023	72%	2
16	Downers Grove, IL	Office	12/09/2021	23,530	23,530	S + 4.25%	S + 4.57%	12/09/2024	12/09/2026	72%	3
17	Bellevue, WA	Office	11/05/2021	21,000	20,000	S + 3.85%	S + 4.19%	11/05/2024	11/05/2026	68%	3
18	Dublin, OH [1]	Office	02/18/2020	20,507	20,507	S + 5.25%	S + 4.77%	08/16/2024	08/16/2024	33%	2
19	Portland, OR	Multifamily	07/09/2021	19,688	19,688	S + 3.57%	S + 3.97%	07/09/2024	07/09/2026	75%	3
20	Ames, IA [1]	Multifamily	11/15/2021	18,000	17,926	S + 3.80%	S + 4.13%	11/15/2024	11/15/2026	71%	2
21	Scottsdale, AZ	Hotel	09/27/2023	17,250	17,250	S + 4.25%	S + 4.56%	09/27/2026	09/27/2028	57%	3
22	Sandy Springs, GA	Retail	09/23/2021	16,488	15,285	S + 3.75%	S + 4.10%	09/23/2024	09/23/2026	72%	3
23	Delray Beach, FL	Retail	03/18/2022	16,000	15,603	S + 4.25%	S + 4.90%	03/18/2024	03/18/2026	56%	3
24	Westminster, CO	Office	05/25/2021	15,750	15,750	S + 3.75%	S + 4.24%	05/25/2024	05/25/2026	66%	2
25	Portland, OR	Multifamily	07/30/2021	13,400	13,400	S + 3.57%	S + 3.98%	07/30/2024	07/30/2026	71%	3
26	Allentown, PA	Industrial	01/24/2020	9,133	9,133	S + 3.50%	S + 4.03%	01/24/2024	01/24/2025	67%	3
	Total/weighted average			$ 720,397	$ 675,215	S + 3.82%	S + 4.26%			67%	2.9

1. Loans repaid in October 2023.

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SEVEN HILLS REALTY TRUST

RECONCILIATION OF NET INCOME TO DISTRIBUTABLE EARNINGS AND ADJUSTED DISTRIBUTABLE EARNINGS

(amounts in thousands, except per share data)

Distributable Earnings and Adjusted Distributable Earnings

	Three Months Ended				
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022
Net income	$ 7,473	$ 4,644	$ 7,803	$ 6,760	$ 5,176
Non-cash equity compensation expense	271	579	120	129	259
Non-cash accretion of purchase discount	(1,075)	(1,047)	(1,185)	(1,522)	(1,596)
Provision for (reversal of) credit losses	(1,338)	1,026	(987)	–	–
Depreciation and amortization of real estate owned	305	–	–	–	–
Exit fees collected on loans acquired in Merger [1]	–	–	–	–	104
Distributable Earnings	$ 5,636	$ 5,202	$ 5,751	$ 5,367	$ 3,943
Revenue from real estate owned	(565)	(149)	–	–	–
Expenses from real estate owned, net of depreciation and amortization	211	218	–	–	–
Adjusted Distributable Earnings	$ 5,282	$ 5,271	$ 5,751	$ 5,367	$ 3,943
Weighted average common shares outstanding - basic and diluted	14,640	14,605	14,582	14,579	14,551
Distributable Earnings per common share - basic and diluted	$ 0.38	$ 0.36	$ 0.39	$ 0.37	$ 0.27
Adjusted Distributable Earnings per common share - basic and diluted	$ 0.36	$ 0.36	$ 0.39	$ 0.37	$ 0.27

1. Exit fees collected on loans acquired in the Merger represent fees collected upon repayment of loans for which no income has previously been recognized in Distributable Earnings. In accordance with GAAP, exit fees on loans acquired in the Merger were accreted as a component of the purchase discount and were excluded from Distributable Earnings as a non-cash item. Accordingly, these exit fees have been recognized in Distributable Earnings upon collection.

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23 SEVEN HILLS REALTY TRUST NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS We present Distributable Earnings, Distributable Earnings per common share, Adjusted Distributable Earnings and Adjusted Distributable Earnings per common share, which are considered “non-GAAP financial measures” within the meaning of the applicable SEC rules. These non-GAAP financial measures do not represent net income, net income per common share or cash generated from operating activities and should not be considered as alternatives to net income or net income per common share determined in accordance with GAAP or as an indication of our cash flows from operations determined in accordance with GAAP, a measure of our liquidity or operating performance or an indication of funds available for our cash needs. In addition, our methodologies for calculating these non-GAAP financial measures may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures; therefore, our reported Distributable Earnings, Distributable Earnings per common share, Adjusted Distributable Earnings and Adjusted Distributable Earnings per common share may not be comparable to distributable earnings, distributable earnings per common share, adjusted distributable earnings and adjusted distributable earnings per common share as reported by other companies. In order to maintain our qualification for taxation as a REIT, we are generally required to distribute substantially all of our taxable income, subject to certain adjustments, to our shareholders. We believe that one of the factors that investors consider important in deciding whether to buy or sell securities of a REIT is its distribution rate. Over time, Distributable Earnings, Distributable Earnings per common share, Adjusted Distributable Earnings and Adjusted Distributable Earnings per common share may be useful indicators of distributions to our shareholders and are measures that are considered by our Board of Trustees when determining the amount of distributions. We believe that Distributable Earnings, Distributable Earnings per common share, Adjusted Distributable Earnings and Adjusted Distributable Earnings per common share provide meaningful information to consider in addition to net income, net income per common share and cash flows from operating activities determined in accordance with GAAP. These measures help us to evaluate our performance excluding the effects of certain transactions, the variability of any management incentive fees that may be paid or payable and GAAP adjustments that we believe are not necessarily indicative of our current loan portfolio and operations. In addition, Distributable Earnings, excluding incentive fees, is used in determining the amount of base management and management incentive fees payable by us to Tremont under our management agreement. Distributable Earnings: We calculate Distributable Earnings and Distributable Earnings per common share as net income and net income per common share, respectively, computed in accordance with GAAP, including realized losses not otherwise included in net income determined in accordance with GAAP, and excluding: (a) depreciation and amortization of real estate owned and related intangible assets, if any; (b) non-cash equity compensation expense; (c) unrealized gains, losses and other similar non-cash items that are included in net income for the period of the calculation (regardless of whether such items are included in or deducted from net income or in other comprehensive income under GAAP), if any; and (d) one-time events pursuant to changes in GAAP and certain non-cash items, if any. Distributable Earnings are reduced for realized losses on loan investments when amounts are deemed uncollectable. This is generally at the time a loan is repaid, or in the case of foreclosure, when the underlying asset is sold, but may also be when, in our determination, it is nearly certain that all amounts due will not be collected. The realized loss amount reflected in Distributable Earnings will equal the difference between the cash received or expected to be received and the carrying value of the asset. Adjusted Distributable Earnings: We define Adjusted Distributable Earnings and Adjusted Distributable Earnings per common share as Distributable Earnings and Distributable Earnings per common share, respectively, excluding the effects of certain non-recurring transactions and revenues and expenses from real estate owned.

24 SEVEN HILLS REALTY TRUST NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS All In Yield: All In Yield represents the yield on a loan, including amortization of deferred fees over the initial term of the loan and excluding any purchase discount accretion. AUM: AUM refers to assets under management. BMO Facility: Amounts advanced under the facility loan agreement and security agreement with BMO Harris Bank N.A., or BMO, are pursuant to separate facility loan agreements that we refer to as BMO Facility. CLO: CLO refers to collateralized loan obligations. CMBS: CMBS refers to commercial mortgage-backed securities. GAAP: GAAP refers to generally accepted accounting principles. LTV: Loan to value ratio, or LTV, represents the initial loan amount divided by the underwritten in-place value of the underlying collateral at closing. Master Repurchase Facilities: Collectively, we refer to the master repurchase facilities with UBS AG, or UBS, Citibank, N.A., or Citibank, and Wells Fargo, National Association, or Wells Fargo, as our Master Repurchase Facilities. Maximum Maturity: Maximum Maturity assumes all borrower loan extension options have been exercised, which options are subject to the borrower meeting certain conditions. Merger: On September 30, 2021, TRMT merged with and into us. We refer to this transaction as the Merger. Secured Financing Facilities: Collectively, we refer to the Master Repurchase Facilities and our BMO Facility as our Secured Financing Facilities. SOFR: SOFR refers to the Secured Overnight Financing Rate. TRMT: TRMT refers to Tremont Mortgage Trust.

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